                                                                   EXHIBIT 10.10

                                   EXHIBIT A
                                   ---------

THE SECURITIES EVIDENCED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO GIGA INFORMATION GROUP, INC., SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN FULL COMPLIANCE THEREWITH.


                          GIGA INFORMATION GROUP, INC.

                              6% CONVERTIBLE NOTE

     Giga Information Group, Inc., a Delaware corporation (the "Company"), for value received, promises to pay to David Gilmour (the "Holder"), in lawful money of the United States, on December 31, 2005 (the "Maturity Date") subject to the right of the Holder to require prepayment of all or part of the principal pursuant to paragraph 1 hereof, the principal sum of Four Hundred Thousand Dollars ($400,000), plus interest thereon from December 31, 1995 (the date of issuance) until paid at the rate of six percent (6%) per annum, compounded annually. The Company may, at its option, defer the payment of accrued interest until the date of repayment. The Company waives presentment, notice of dishonor and protest.

     The following is a statement of the rights of the holder of this Note and the conditions to which this Note is subject, to which the holder hereof, by the acceptance of this Note, agrees:

     1.  Prepayment at Option of Holder.
         ------------------------------

     The Holder shall be entitled to require that the Company prepay (i) up to $150,000 principal amount hereof at any time between July 1, 1997 and July 1, 1999, and (ii) all or any part of the principal amount hereof at any time or after January 1, 1999, in each case to the extent such principal amount shall then be outstanding, and shall not have been previously converted. In order to require any such prepayment, the Holder must deliver a written notice to the Company at least thirty (30) days before the date of prepayment, specifying the date of prepayment and the amount of principal to be prepaid. On the date so specified for prepayment, the Company shall pay to the Holder such amount of principal, together with interest accrued thereon.
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     2.  Conversion.
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     2.1  The Holder of this Note may, at his option, at any time on or after
December 31, 1996, convert all or part of the unpaid principal amount of this
Note into the lesser of (i) that number of shares of the Company's Series B Preferred Stock arrived at by dividing such unpaid principal being converted by $3.50 (the "Conversion Price") and (ii) the amount of such unpaid principal amount being converted, expressed as a fraction of the total unpaid principal amount of this Note, multiplied by the Maximum Conversion Amount. The "Maximum Conversion Amount" shall initially mean an aggregate of 28,576 shares, which number shall be increased by an additional 2,857 shares on the sixth day of each of the thirty (30) months after January 1996.

     In order to convert this Note in whole or in part, the holder hereof must duly complete, execute and deliver to the Company a Conversion Notice, in the form attached hereto as Attachment 1 (a "Conversion Notice"). Such Conversion Notice shall be delivered to the Company by registered mail not less than five
(5) days prior to the date fixed for the conversion to the Company at the address indicated on the signature page hereof, or at such other address as the Company may designate from time to time by written notice to the Holder.

     In case of the conversion of only part of this Note, the Conversion Notice shall specify the portion of the face amount being converted; and upon conversion of the specified portion, the Note shall be cancelled and a new Note issued for the unpaid balance of the principal, which new Note shall also allow for conversion.

     Should any change be made to the Series B Preferred Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Series B Preferred Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the Maximum Conversion Amount and (ii) the Conversion Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder. The adjustments determined by the Board of Directors shall be final, binding and conclusive. In the event of the conversion of all of the outstanding Series B Preferred Stock into Common Stock of the Company, all references herein to Series B Preferred Stock shall thereafter be deemed to refer to Common Stock.

     Upon conversion, the accrued by unpaid interest on this Note attributable to the portion of the principal amount converted in accordance with this subsection shall no longer be payable to the Holder.

     2.2 No fractional shares will be issued on exchange of this Note, but in lieu thereof, the Company will pay the cash value of such fractional share calculated on the basis of the conversion price provided above.

     The Company covenants and agrees that so long as this Note is outstanding, the Company shall reserve a sufficient number of shares of Series B Preferred Stock (and shares of Common stock of the Company (the "Common Stock") issuable upon conversion of the Series B Preferred Stock) sufficient to enable the holder hereof to exercise the conversion rights contained herein with respect to an amount equal to 100% of the principal outstanding under this Note.

     3.  Events of Default.  Any of the following events shall constitute an
         -----------------
Event of Default, and holders hereof may declare the entire unpaid principal and accrued interest on this Note immediately due and payable, by a notice and in writing to the Company:

     3.1 The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing or any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official, of the Company, or any substantial part of its property, or the making by it of any assignments for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the consent by it to any liquidation, dissolution or winding-up of the Company, or the taking of corporate action by the Company in furtherance of any such action;

     3.2 If, within 60 days after the commencement of any action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be se aside, or if, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

     3.3 The Company fails to pay any amounts owing hereunder when due or fails to provide the Holder the conversion rights specified hereunder.

     4.  Registration.  The Company may deem and treat the person in whose name
         ------------
this note shall be registered as the absolute owner of such Note for the purpose of receiving payment of principal and interest and for all other purposes and the Company shall not be affected by any notice to the contrary.

     5.  Transfer of Note.  This Note may be transferred only upon surrender of
         ----------------
the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, a new Note for like principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of the Note.

     6.  Expenses.  The Company agrees to pay the holder's costs and expenses in
         --------
collecting and enforcing its rights under this Note, including attorneys' fees.

     7.  Severability.  If one or more provisions of this Note are hold to be
         ------------
unenforceable under applicable law, such provision shall be excluded from this Note, and the remaining provisions of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with their terms, with the effect of the excluded provision being taken into consideration and the remaining terms construed in accordance with the intent of this Note.

     8.  Governing Law.  This Note shall be governed by and construed and
         -------------
enforced in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name this 31st day of December, 1995.

                                    GIGA INFORMATION GROUP, INC.

- -Seal-

                                    By: /s/ Kenneth E. Marshall
                                       --------------------------------
                                       Kenneth Marshall, President